Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:

William D. Baker

Senior Vice President, Finance and Operations, CFO

1-510-420-7512

wbaker@netopia.com

Netopia Reports Fourth Quarter and Fiscal Year 2003 Results

Profitable Quarter as Revenues Grow 16% Sequentially and 51% Year-over-Year

EMERYVILLE, Calif., November 5, 2003—Netopia, Inc. (NASDAQ: NTPA), a market leader in broadband gateways and service delivery software, today announced results for the fourth fiscal quarter and fiscal year ended September 30, 2003. Revenues for the fourth fiscal quarter ended September 30, 2003 were $25.5 million, a 51% increase from $16.9 million for the same period in the prior fiscal year, and a 16% increase from $22.0 million for the prior quarter ended June 30, 2003. Revenues for the fiscal year ended September 30, 2003 were $86.3 million, a 35% increase from $64.1 million for the prior fiscal year ended September 30, 2002.

Net income on a GAAP basis for the fourth fiscal quarter was $222,000 or $0.01 per diluted share, compared to a net loss of ($15.8) million or ($0.84) per share for the same period in the prior fiscal year. The net loss on a GAAP basis for the fiscal year ended September 30, 2003 was ($8.3) million or ($0.43) per share, compared to a net loss of ($34.3) million or ($1.86) per share for the fiscal year ended September 30, 2002.

Non-GAAP income for the fourth fiscal quarter (which for the current period excludes amortization of intangible assets and restructuring costs) was $520,000 or $0.02 per diluted share, compared to a loss of ($4.7) million or ($0.25) per share for the same period in the prior fiscal year. Non-GAAP results for the fiscal year ended September 30, 2003 (which for the fiscal year exclude amortization of intangible assets, research and development project cancellation costs, loss on impaired securities, restructuring costs and facility relocation costs) were a loss of ($5.1) million or ($0.26) per share, compared to a loss of ($15.8) million or ($0.86) per share for the fiscal year ended September 30, 2002.

“In the fourth quarter, we began volume shipments of the Netopia Wi-Fi gateways with our own 3-D Reach technology. These new wireless gateways represented 10% of our total hardware shipments of 175,000 units. Netopia’s 3-D Reach Wi-Fi gateways expand our opportunities in the residential market, add additional value for business and professional users, and open new markets for rapidly expanding hot spot deployments,” said Alan Lefkof, Netopia’s president and CEO. “We are pleased to report profitability in the fourth quarter, and believe that we are starting the new fiscal year with the right products and services for continued growth.”

Recent Announcements:

During the quarter, Netopia continued to enhance its broadband gateways and service delivery software offerings. Significant recent announcements include:

•	Netopia’s 3-D Reach Wi-Fi Technology Scores Best in Independent Lab Test; Netopia Wi-Fi ADSL Gateway with 3-D Reach Outperforms the Competition with Superior Coverage 10/27/2003

•	Netopia Introduces New Wireless Installation Wizard that Delivers Hassle-Free Security for Wireless Networks 10/7/2003

•	Netopia Announces Acquisition of JadeSail Systems, Inc. 10/6/2003

•	Public IP Selects Netopia’s 3-D Reach ADSL WiFi Gateway for Nationwide Hotspot Deployment; Netopia’s Hotspot-In-A-Box Lowers Costs 9/29/2003

•	Netopia Launches Turnkey “Hotspot-In-A-Box”; Netopia’s 3-D Reach WiFi Technology Delivers Ideal Retail Coverage 9/3/2003

•	Chipotle Mexican Grill Restaurants Use Netopia DSL Gateways for Netifice IP VPN Implementation 8/19/2003

•	Netopia Completes Private Placement of Common Stock 8/5/2003

•	Netopia Extends Wi-Fi Product Line with New Cable/DSL Home Networking Gateway 8/1/2003

•	Netopia Introduces New Integrated ADSL Wireless Gateway for Large-Scale Residential and TeleSOHO Deployments 7/1/2003

Note:

Netopia will provide a live Webcast of the conference call for its fourth quarter and fiscal year earnings release. The conference call will take place at 5:00 p.m. Eastern time/2:00 p.m. Pacific time on Wednesday, November 5, 2003. To listen to the call, go to Netopia’s Web site, www.netopia.com, and click on the Webcast link. To listen to the telephone conference, dial 1-973-317-5319.

An archived recording of the conference call will be available on Netopia’s Web site for one year and by telephone from November 5 —November 12, 2003. To listen to the archived recording, dial 1-973-709-2089 and enter the pass code 310327, or go to Netopia’s Web site.

About Netopia

Netopia, Inc. is a market leader in broadband and wireless products and services that simplify and enhance broadband delivery to residential and business-class customers. Netopia’s offerings enable carriers and broadband service providers to improve their profitability with feature-rich DSL smart modems, routers and gateways, software that simplifies installation and reduces ongoing support needs, as well as value-added services to enhance their revenue generation. Netopia’s Wi-Fi CERTIFIED™ gateways include 3-D Reach™ technology delivering enhanced wireless range, security and performance.

Netopia’s DSL smart modems, routers and gateways come with a suite of installation wizards and support utilities that offer a comprehensive approach to installation, deployment, service provisioning, application setup, self-diagnostics and troubleshooting. Netopia provides value-added services with its server software platform, including the netOctopus® suite of gateway and PC management and customer support software solutions, as well as the Web eCommerce server software. netOctopus Desktop Support and eCare software enable broadband service providers and enterprises to support customers and devices by remotely viewing and operating the desktop or other device.

Netopia has established strategic distribution relationships with leading carriers and broadband service providers including BellSouth, Covad Communications, EarthLink, Eircom, France Telecom, Hong Kong Telecom/PCCW, MegaPath Networks, Netifice, SBC Communications, Swisscom, Telecom Italia and Verizon.

Headquartered in Emeryville, Calif., Netopia’s common stock trades on The Nasdaq Stock Market® under the symbol “NTPA.” Further information about Netopia can be obtained via phone 510-420-7400, fax 510-420-7601, or on the Web at www.netopia.com.

###

Note regarding Unaudited Non-GAAP Consolidated Statements of Operations:

To supplement our Unaudited GAAP Consolidated Statements of Operations, Netopia uses non-GAAP measures of net income (loss) and income (loss) per share, which are adjusted from results based on GAAP to exclude certain expenses. These non-GAAP adjustments are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain expenses that we believe are not indicative of our core operating results. In addition, because we have historically reported non-GAAP results to the investment community, we believe the inclusion of non-GAAP results provides consistency in our financial reporting. The Unaudited Non-GAAP Consolidated Statements of Operations should not be considered in isolation or as a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. The Unaudited Non-GAAP Consolidated Statements of Operations should be reviewed in conjunction with the schedule that provides a quantitative reconciliation of the differences between such statements and the financial information presented in accordance with generally accepted accounting principles.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

Portions of this release that are not statements of historical fact may include forward-looking statements. Statements regarding Netopia, Inc.’s beliefs, plans, expectations or intentions regarding the future are forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning product development, anticipated new products and customers, growth opportunities, and future operating results. Netopia’s actual results could differ materially. Factors that might cause a difference include, but are not limited to: Netopia’s continued ability to form key relationships for its broadband modems, routers and gateways, other Internet equipment and for its service delivery software products; its ability to enter into new distribution partnerships; its ability to develop new broadband modems, routers and gateways, other Internet equipment and service delivery software products in a timely manner; market acceptance of Netopia’s products; the pace of development and market acceptance of Netopia’s products and the market for broadband modems, routers and gateways, other Internet equipment and Web platform and service delivery software products generally; the ability of ISPs, CLECs and other carriers to obtain adequate financing; the highly competitive nature of Netopia’s markets and competitive pricing pressures; the uncertainties associated with international operations; intense competition from third parties offering competitive broadband modems, routers and gateways and other Internet equipment, and competitive Web platform and service delivery software products; and economic conditions generally. In addition, prior period-to-period comparisons of revenues are not necessarily indicative of period-to-period comparative revenues in future periods. Prospective and current investors are cautioned not to place undue reliance on any such forward-looking statements. Further, Netopia expressly disclaims any obligation to revise or update any of the forward-looking statements contained herein to reflect future events or developments after the date hereof. Netopia does not undertake to update any oral or written forward looking-statement that may be made by or on behalf of Netopia. For more information concerning Netopia and risk factors that may affect Netopia’s future results and may cause actual results to vary from results anticipated in forward-looking statements, investors should review Netopia’s public filings with the United States Securities and Exchange Commission, which are available by calling Netopia at 510-420-7516 or online at www.sec.gov.

###

All company names, brand names and product names are trademarks of their respective holder(s).

Unaudited GAAP Consolidated Statements of Operations

for the Three Months And Fiscal Years Ended September 30

	Three Months Ended September 30,		Fiscal Years Ended September 30,
	2003	2002	2003	2002
	(in thousands, except per share amounts)
REVENUES:
Internet equipment	$20,821	$12,405	$68,217	$45,551
Web platform licenses and services	4,674	4,501	18,090	18,513

Total revenues	25,495	16,906	86,307	64,064

COST OF REVENUES:
Internet equipment	14,506	9,272	48,896	32,323
Web platform licenses and services	224	175	1,314	639

Total cost of revenues	14,730	9,447	50,210	32,962

GROSS PROFIT	10,765	7,459	36,097	31,102
OPERATING EXPENSES:
Research and development	3,821	4,481	15,621	17,522
Research and development project cancellation costs	—	—	606	—
Selling and marketing	5,079	6,028	20,969	24,334
General and administrative	1,265	1,690	4,777	5,398
Amortization of intangible assets	375	374	1,497	1,497
Restructuring costs	(77)	—	395	482
Impairment of goodwill and other intangible assets	—	9,146	—	9,146
Acquired in-process research and development	—	—	—	4,058
Integration costs	—	—	—	309

Total operating expenses	10,463	21,719	43,865	62,746

OPERATING INCOME (LOSS)	302	(14,260)	(7,768)	(31,644)
Other loss, net
Loss on impaired securities	—	(1,543)	(457)	(2,943)
Other income (expense), net	(80)	29	(95)	320

Other loss, net	(80)	(1,514)	(552)	(2,623)

NET INCOME (LOSS)	$222	$(15,774)	$(8,320)	$(34,267)

Per share data, net income (loss):
Basic and diluted net income (loss) per share	$0.01	$(0.84)	$(0.43)	$(1.86)

Shares used in the basic per share calculation	20,790	18,822	19,560	18,455

Shares used in the diluted per share calculation	22,646	18,822	19,560	18,455

Unaudited Non-GAAP Consolidated Statements of Operations

for the Three Months and Fiscal Years Ended September 30*

See Below for Reconciliation to Unaudited GAAP Consolidated Statements of Operations

	Three Months Ended September 30,		Fiscal Years Ended September 30,
	2003	2002	2003	2002
	(in thousands, except per share amounts)
REVENUES:
Internet equipment	$20,821	$12,405	$68,217	$45,551
Web platform licenses and services	4,674	4,501	18,090	18,513

Total revenues	25,495	16,906	86,307	64,064

COST OF REVENUES:
Internet equipment	14,506	9,272	48,896	32,323
Web platform licenses and services	227	175	1,314	639

Total cost of revenues	14,730	9,447	50,210	32,962

GROSS PROFIT	10,765	7,459	36,097	31,102
OPERATING EXPENSES:
Research and development	3,821	4,481	15,621	17,522
Selling and marketing	5,079	6,028	20,969	24,334
General and administrative	1,265	1,426	4,485	4,827
Special provision for doubtful accounts	—	264	—	571

Total operating expenses	10,165	12,199	41,075	47,254

OPERATING INCOME (LOSS)	600	(4,740)	(4,978)	(16,152)
Other income (loss), net	(80)	29	(95)	320

NON-GAAP INCOME (LOSS)	$520	$(4,711)	$(5,073)	$(15,832)

Per share data, non-GAAP income (loss):
Basic non-GAAP income (loss) per share	$0.03	$(0.25)	$(0.26)	$(0.86)

Diluted non-GAAP income (loss) per share	$0.02	$(0.25)	$(0.26)	$(0.86)

Shares used in the basic per share calculation	20,790	18,822	19,560	18,455

Shares used in the diluted per share calculation	22,646	18,822	19,560	18,455

*	To supplement our Unaudited GAAP Consolidated Statements of Operations, Netopia uses non-GAAP measures of net income (loss) and income (loss) per share, which are adjusted from results based on GAAP to exclude certain expenses. These non-GAAP adjustments are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain expenses that we believe are not indicative of our core operating results. In addition, because we have historically reported non-GAAP results to the investment community, we believe the inclusion of non-GAAP results provides consistency in our financial reporting. The Unaudited Non-GAAP Consolidated Statements of Operations should not be considered in isolation or as a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies.

The Unaudited Non-GAAP Consolidated Statements of Operations should be reviewed in conjunction with the following schedule that provides a quantitative reconciliation of the differences between such statements and the financial information presented in accordance with generally accepted accounting principles. The non-GAAP amounts set forth above have been adjusted to exclude the following:

	Three Months Ended September 30,		Fiscal Years Ended September 30,
	2003	2002	2003	2002
	(in thousands, except per share amounts)
Net income (loss) including the effect of the non-GAAP adjustments	$520	$(4,711)	$(5,073)	$(15,832)
Amortization of intangible assets	375	374	1,497	1,497
Research and development project cancellation costs	—	—	606	—
Loss on impaired securities	—	1,543	457	2,943
Restructuring costs	(77)	—	395	482
Facility relocation costs	—	—	292	—
Acquired in-process research and development	—	—	—	4,058
Impairment of goodwill and other intangible assets	—	9,146	—	9,146
Integration costs	—	—	—	309

Net income (loss)—GAAP basis	$222	$(15,774)	$(8,320)	$(34,267)

Basic and diluted net income (loss) per share—GAAP basis	$0.01	$(0.84)	$(0.43)	$(1.86)

Unaudited Condensed Consolidated Balance Sheets

	September 30, 2003	September 30, 2002*
	(in thousands)
ASSETS
Current assets
Cash and short-term investments	$22,208	$25,022
Trade receivables, net	16,755	9,950
Inventories, net	5,968	6,259
Prepaid expenses and other current assets	899	1,731

Total current assets	45,830	42,962
Furniture, fixtures and equipment, net	3,740	5,507
Intangible assets, net	6,234	7,695
Long-term investments	1,032	1,463
Deposits and other assets	1,106	1,368

TOTAL ASSETS	$57,942	$58,995

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$17,133	$14,334
Long-term liabilities	431	4,614

Total liabilities	17,564	18,948
Stockholders’ equity	40,377	40,047

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$57,942	$58,995

*	Derived from the audited consolidated balance sheet dated September 30, 2002 included in Netopia, Inc.’s 2002 Annual Report on Form 10-K, as amended.